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                        UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) SEPTEMBER 7, 1999


                      HAVEN BANCORP, INC.
    (Exact name of registrant as specified in its charter)


                          DELAWARE
 (State or other jurisdiction of incorporation or organization)


                          000-21628
                    (Commission File Number)


                          11-3153802
             (I.R.S. Employer Identification No.)


          615 MERRICK AVENUE, WESTBURY, NEW YORK  11590
      (Address of principal executive offices)  (Zip Code)

                        (516) 683-8385
      (Registrant's telephone number, including area code)


                        NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)











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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference is certain information to be made available by the Registrant in connection with a presentation to be given by the Registrant to investment analysts on September 8, 1999.

Statements made herein that are forward-looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995, are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, those related to overall business conditions, particularly in the consumer financial services, mortgage and insurance markets in which the Registrant operates, fiscal and monetary policy, competitive products and pricing, credit risk management, changes in regulations affecting financial institutions and other risks and uncertainties discussed in the Registrant's SEC filings, including its 1998 Form 10-K. The Registrant disclaims any obligation to publicly announce future events or developments, which may affect the forward-looking statements contained herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.
              Not Applicable.

         (b)  Pro Forma Financial Information.
              Not Applicable.

         (c)  Exhibits.
              99.1  Portions of Analyst Presentation.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HAVEN BANCORP INC.
                                 (Registrant)


Date:  September 7, 1999       By:    /s/  Catherine Califano
                                    ---------------------------
                                    Catherine Califano
                                    Senior Vice President and
                                      Chief Financial Officer

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